                                                                     EXHIBIT 4.1

   NUMBER
COMMON STOCK                                                              SHARES
LU

                             NEW CENTURY FINANCIAL
                                  CORPORATION
                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE


                                                       CUSIP 64352D 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

          This certifies that



          is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                       NEW CENTURY FINANCIAL CORPORATION

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:
                                     [SEAL]
/s/ ROBERT K. COLE                                      /s/ BRAD A. MORRICE
-----------------------                                 -----------------------
Chairman of the Board                                   President and Secretary

                       NEW CENTURY FINANCIAL CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request shall be directed to the Corporation, attention of its Secretary at the Corporation's principal executive offices.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT -                Custodian
                                                                        -------------------------
TEN ENT -  as tenants by the entireties                                 (Cust)            (Minor)
JT TEN  -  as joint tenants with right of                               under Uniform Gifts to
           survivorship and not as tenants                              Minors Act _______________
           in common                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________ Attorney
to transfer the said Shares of the within named Corporation with full power substitution in the premises.

Dated __________________

                     ___________________________________________________________
                     NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURE MUST BE GUARANTEED.

Signature(s) Guaranteed

_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.